Exhibit 10.23(a)
AVNET, INC.
TERM SHEET FOR 2013 STOCK COMPENSATION AND INCENTIVE PLAN
INCENTIVE STOCK OPTIONS
FOR GOOD AND VALUABLE CONSIDERATION, Avnet, Inc. (the “Company”), hereby grants to the Participant named below the incentive stock option (the “Option”) to purchase any part or all of the number of shares of its common stock (the “Stock”) that are covered by this Option, as specified below, at the exercise price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Avnet, Inc. 2013 Stock Compensation and Incentive Plan (the “Plan”), and the Standard Terms and Conditions for Incentive Stock Options (the “Standard Terms and Conditions”) attached to this Term Sheet.

Name of Participant:
Employee Number:
Grant Date:
Number of Shares of Stock covered by Option:
Exercise Price Per Share:	$
Expiration Date:
Vesting Schedule:
This Option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Term Sheet, the Participant acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan, and the Standard Terms and Conditions.

AVNET, INC. By:	________________________________________ Participant's Printed Name
Title:	Participant Signature
Address: (please print)

AVNET, INC.
STANDARD TERMS AND CONDITIONS FOR
INCENTIVE STOCK OPTIONS
These Standard Terms and Conditions for Incentive Stock Options (the “Standard Terms and Conditions”) apply to any Options granted under the Avnet, Inc. 2013 Stock Compensation and Incentive Plan (the “Plan”) that are identified as incentive stock options and evidenced by a Term Sheet or an action of the Administrator that refers to these Standard Terms and Conditions.

1.	TERMS OF OPTION
Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet an incentive stock option (the “Option”) to purchase up to the number of shares of Avnet's common stock (the “Stock”) set forth in the Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its Subsidiaries.
The Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent otherwise provided herein. To the extent required by Section 422(d) of the Code, the Option shall not be treated as an incentive stock option to the extent that the aggregate fair market value of shares of Stock with respect to incentive stock options that are exercisable for the first time during any calendar year exceeds $100,000.

2.	EXERCISE OF OPTION
The Option shall not be exercisable as of the grant date set forth in the Term Sheet (the “Grant Date”). After the Grant Date, the Option shall be exercisable only to the extent that it becomes vested in accordance with the vesting schedule set forth in the Term Sheet, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan. If the Participant’s employment with the Company terminates, the Option shall cease to be exercisable, except to the extent set forth in Section 3, below.
The vesting period and/or exercisability of an Option may be adjusted by the Administrator to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Administrator may take into consideration any accounting consequences to the Company.

To exercise the Option (or any part thereof), the Participant shall provide notice to Avnet, in a form approved by Avnet, specifying the number of whole shares Stock Participant wishes to purchase, and shall pay the Exercise Price for such shares.
The exercise price of the Option (the “Exercise Price”) is set forth in the Term Sheet. The Exercise Price and/or any required tax withholding may be paid in cash or by certified or cashiers' check, by “cashless” exercise methods such as direct share withholding, or by such other method (including transfer of Stock previously owned by the Participant, or broker-assisted Regulation T simultaneous exercise and sale), as the Administrator permits in its sole discretion. Fractional shares may not be exercised.
Shares of Stock will be issued as soon as practical after exercise; provided, however, that Avnet shall not be obligated to deliver shares of Stock if (a) the Participant has not satisfied all applicable tax withholding obligations, (b) the Stock is not properly registered or subject to an applicable exemption therefrom, (c) the Stock is not listed on the stock exchanges on which Avnet's Stock is otherwise listed, or (d) Avnet determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal or state securities or other applicable laws. The Option may be rescinded if necessary to ensure compliance with federal, state or other applicable laws. The Participant shall not acquire or have any rights as a shareholder of Avnet until shares of Stock issuable upon exercise of the Option are actually issued and delivered to the Participant in accordance herewith.

3.	EXPIRATION OF OPTION
Except as provided in this Section 3, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

A.
If the Participant ceases to be employed by the Company prior to a Change in Control for any reason other than death, disability, or Retirement (as defined below), the Option shall immediately expire and cease to be exercisable.

B.
If the Participant ceases to be employed by the Company by reason of Retirement (as defined below), the Option shall continue to vest as set forth in the Term Sheet and these Standard Terms and Conditions and, subject to the special rules that apply in the event of death (as set forth in Paragraph D, below), shall remain exercisable until the earlier of (i) the fifth anniversary of the Participant’s cessation of employment with the Company or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). However, to the extent required by Section 422 of the Code, the Option shall cease to be an incentive stock option three months after the Participant ceases to be an employee of the Company and shall thereafter be a nonqualified stock option. For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a two-year non-competition agreement in a form acceptable to the Company.

C.
If the Participant’s employment with or service to the Company terminates or ceases by reason of disability (as determined by the Administrator in its sole discretion), the Option shall remain exercisable only to the extent vested as of such cessation of employment or service and shall cease to be exercisable upon the earlier of (i) three months after the date of such cessation of employment or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). The provisions of this Section 4.C shall apply to a Participant who has not provided services to the Company for twelve consecutive months due to long-term disability leave.

D.
If the Participant dies either while in the employ of the Company or within five years after Retirement from the Company (as defined above), the Option shall be exercisable only to the extent vested as of the date of death and shall cease to be exercisable upon the earliest of (i) the first anniversary of the Participant’s death, (ii) the Expiration Date, or (iii) the fifth anniversary of the Participant’s termination date, as set forth in Paragraph B, above. If the Participant dies while actively employed, or within three months after the Participant’s cessation of employment with the Company, the Option will continue to be treated as an incentive stock option until the earliest of the dates described in the preceding sentence. If the Participant’s death occurs more than three (3) months after the Participant’s cessation of employment with the Company, the Option will cease to be an incentive stock option and will be treated as a nonqualified stock option.

E.
Notwithstanding any other provision of these Standard Terms and Conditions, in the event of a Change in Control, the Option shall become immediately exercisable in full (unless it shall sooner have been surrendered for termination or have expired).

4.	RESTRICTIONS ON RESALES OF OPTION SHARES
The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued as a result of the exercise of the Option, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other optionholders, (c) requiring that you acknowledge and accept these Standard Terms and Conditions and the Term Sheet, and (d) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

5.	TAXES
The Participant acknowledges that the delivery of shares of Stock following exercise of the Option will generally give rise to a withholding tax obligation, and that the issuance of shares of Stock hereunder is conditioned on timely satisfying such withholding obligation. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. The Administrator, in its sole discretion, may allow the Participant to satisfy all or part of such tax obligation through withholding of shares of Stock otherwise issuable to the Participant; the Participant transferring to Avnet nonrestricted shares of Stock previously owned by the Participant; and/or allowing the Participant to engage in a broker-assisted Regulation T simultaneous exercise and sale. No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility to pay any income, employment, excise, or other taxes attributable to the grant or exercise of the Option or the disposition of the underlying shares.

6.	NON-TRANSFERABILITY OF OPTION
To the extent that the Option is intended to be an incentive stock option, and to the extent required by Section 422 of the Code, the Option: (i) shall be exercisable during the Participant's lifetime only by the Participant, and (ii) may not be sold, transferred, pledged, assigned, exchanged, encumbered, or otherwise alienated or hypothecated, except by testamentary disposition by the Participant or the laws of descent and distribution.
If the Option is not an incentive stock option, then except to the extent permitted by this paragraph, the Option shall be exercisable during the Participant's lifetime only by the Participant. The Option may not be sold, transferred, pledged, assigned, exchanged, encumbered, or otherwise alienated or hypothecated, except (i) by testamentary disposition by the Participant or the laws of descent and distribution, or (ii) to the extent otherwise permitted by the Plan, if (and only if) approved by the Administrator in its sole discretion.

7.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT
In addition to these Standard Terms and Conditions, the Option shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.
The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

8.	LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION
Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions, except as to such shares of Stock, if any, that have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company's employ or service or limit in any way the Company's right to terminate the Participant's employment at any time and for any reason. As this grant was made in the absolute discretion of management and the Administrator, receipt of these Options does not confer upon the Participant any right to future awards or participation in any equity compensation program.
Neither the Award of these Options nor any shares of Stock issuable pursuant thereto shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.

9.	GENERAL
If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.
The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.

These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.
The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet's most recent annual report to its shareholders has been delivered to the Participant.
The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.
All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.

Exhibit 10.23(b)

AVNET, INC.
TERM SHEET FOR 2013 STOCK COMPENSATION AND INCENTIVE PLAN
NONQUALIFIED STOCK OPTIONS
FOR GOOD AND VALUABLE CONSIDERATION, Avnet, Inc. (the “Company”), hereby grants to the Participant named below the nonqualified stock option (the “Option”) to purchase any part or all of the number of shares of its common stock (the “Stock”) that are covered by this Option, as specified below, at the exercise price per share specified below and upon the terms and subject to the conditions set forth in this Term Sheet, the Avnet, Inc. 2013 Stock Compensation and Incentive Plan (the “Plan”), and the Standard Terms and Conditions for Nonqualified Stock Options (the “Standard Terms and Conditions”) attached to this Term Sheet.

Name of Participant:
Employee Number:
Grant Date:
Number of Shares of Stock covered by Option:
Exercise Price Per Share:	$
Expiration Date:
Vesting Schedule:
This Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Term Sheet, the Participant acknowledges that he or she has received and read, and agrees that this Option shall be subject to, the terms of this Term Sheet, the Plan, and the Standard Terms and Conditions.

AVNET, INC.	____________________ Participant's Printed Name
By:_____________________ Title:___________________	____________________ Participant Signature
Address (please print): ____________________ ____________________ ____________________

AVNET, INC.
STANDARD TERMS AND CONDITIONS FOR
NONQUALIFIED STOCK OPTIONS
These Standard Terms and Conditions for Nonqualified Stock Options (the “Standard Terms and Conditions”) apply to any Options granted under the Avnet, Inc. 2013 Stock Compensation and Incentive Plan (the “Plan”) that are identified as nonqualified stock options and evidenced by a Term Sheet or an action of the Administrator that refers to these Standard Terms and Conditions.

1.	TERMS OF OPTION
Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet a nonqualified stock option (the “Option”) to purchase up to the number of shares of Avnet's common stock (the “Stock”) set forth in the Term Sheet, at the purchase price per share and upon the other terms and subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its Subsidiaries.

2.	NON-QUALIFIED STOCK OPTION
The Option is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

3.	EXERCISE OF OPTION
The Option shall not be exercisable as of the grant date set forth in the Term Sheet (the “Grant Date”). After the Grant Date, the Option shall be exercisable only to the extent that it becomes vested in accordance with the vesting schedule set forth in the Term Sheet, subject to termination or acceleration as provided in these Standard Terms and Conditions and the Plan. If the Participant’s employment with the Company terminates, the Option shall cease to be exercisable, except to the extent set forth in Section 4, below.
The vesting period and/or exercisability of an Option may be adjusted by the Administrator to reflect the decreased level of employment during any period in which the Participant is on an approved leave of absence or is employed on a less than full time basis, provided that the Administrator may take into consideration any accounting consequences to the Company.
To exercise the Option (or any part thereof), the Participant shall provide notice to Avnet, in a form approved by Avnet, specifying the number of whole shares Stock Participant wishes to purchase, and shall pay the Exercise Price for such shares.

The exercise price of the Option (the “Exercise Price”) is set forth in the Term Sheet. The Exercise Price and/or any required tax withholding may be paid in cash or by certified or cashiers' check, by “cashless” exercise methods such as direct share withholding, or by such other method (including transfer of Stock previously owned by the Participant, or broker-assisted Regulation T simultaneous exercise and sale), as the Administrator permits in its sole discretion. Fractional shares may not be exercised.
Shares of Stock will be issued as soon as practical after exercise; provided, however, that Avnet shall not be obligated to deliver shares of Stock if (a) the Participant has not satisfied all applicable tax withholding obligations, (b) the Stock is not properly registered or subject to an applicable exemption therefrom, (c) the Stock is not listed on the stock exchanges on which Avnet's Stock is otherwise listed, or (d) Avnet determines that the exercisability of the Option or the delivery of shares hereunder would violate any federal or state securities or other applicable laws. The Option may be rescinded if necessary to ensure compliance with federal, state or other applicable laws. The Participant shall not acquire or have any rights as a shareholder of Avnet until shares of Stock issuable upon exercise of the Option are actually issued and delivered to the Participant in accordance herewith.

4.	EXPIRATION OF OPTION
Except as provided in this Section 4, the Option shall expire and cease to be exercisable as of the Expiration Date set forth in the Term Sheet.

A.
If the Participant’s employment or service with the Company terminates prior to a Change in Control for any reason other than death, disability, or Retirement (as defined below), the Option shall immediately expire and cease to be exercisable.

B.
If the Participant’s employment or service with the Company terminates by reason of Retirement (as defined below), the Option shall continue to vest as set forth in the Term Sheet and these Standard Terms and Conditions and, subject to the special rules that apply in the event of death (as set forth in Paragraph D, below), shall remain exercisable until the earlier of (i) the fifth anniversary of the termination event or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a non-competition agreement in a form acceptable to the Company.

C.
If the Participant’s employment with or service to the Company terminates or ceases by reason of disability (as determined by the Administrator in its sole discretion), the Option shall remain exercisable only to the extent vested as of such cessation of employment or service and shall cease to be exercisable upon the earlier of (i) three months after the date of the termination event or (ii) the Expiration Date (unless such Option shall sooner be surrendered for termination or expire). Unless the provisions of Section 4.B apply, the provisions of this Section 4.C shall apply to a Participant who has not provided services to the Company for twelve consecutive months due to long-term disability leave.

D.
If the Participant’s employment or service with the Company terminates by reason of death or the Participant dies within five years after Retirement from the Company (as defined above), the Option shall be exercisable only to the extent vested as of the date of death and shall cease to be exercisable upon the earliest of (i) the first anniversary of the Participant’s death, (ii) the Expiration Date, or (iii) the fifth anniversary of the Participant’s termination date, as set forth in Paragraph B, above.

E.
Notwithstanding any other provision of these Standard Terms and Conditions, in the event of a Change in Control, the Option shall become immediately exercisable in full (unless it shall sooner have been surrendered for termination or have expired).

5.	RESTRICTIONS ON RESALES OF OPTION SHARES
The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued as a result of the exercise of the Option, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other optionholders, (c) requiring that you acknowledge and accept these Standard Terms and Conditions and the Term Sheet, and (d) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

6.	TAXES
The Participant acknowledges that the delivery of shares of Stock following exercise of the Option will generally give rise to a withholding tax obligation, and that the issuance of shares of Stock hereunder is conditioned on timely satisfying such withholding obligation. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. The Administrator, in its sole discretion, may allow the Participant to satisfy all or part of such tax obligation through withholding of shares of Stock otherwise issuable to the Participant; the Participant transferring to Avnet nonrestricted shares of Stock previously owned by the Participant; and/or allowing the Participant to engage in a broker-assisted Regulation T simultaneous exercise and sale. No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility of the Participant to pay any income, employment, excise, or other taxes attributable to the grant or exercise of the Option or the disposition of the underlying shares.

7.	NON-TRANSFERABILITY OF OPTION

Except to the extent permitted by Section 4.D and this Section 7, the Option shall be exercisable during the Participant's lifetime only by the Participant. The Option may not be sold, transferred, pledged, assigned, exchanged, encumbered, or otherwise alienated or hypothecated, except (i) by testamentary disposition by the Participant or the laws of descent and distribution, or (ii) to the extent otherwise permitted by the Plan, if (and only if) approved by the Administrator in its sole discretion.

8.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT
In addition to these Standard Terms and Conditions, the Option shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.
The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Option. Any prior agreements, commitments or negotiations concerning the Option are superseded.

9.	LIMITATION OF INTEREST IN SHARES SUBJECT TO OPTION
Neither the Participant (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest, or privilege in or to any shares of Stock allocated or reserved for the purpose of the Plan or subject to the Term Sheet or these Standard Terms and Conditions, except as to such shares of Stock, if any, that have been issued to such person upon exercise of the Option or any part of it. Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company's employ or service or limit in any way the Company's right to terminate the Participant's employment or service at any time and for any reason. As this grant was made in the absolute discretion of management and the Administrator, receipt of these Options does not confer upon the Participant any right to future awards or participation in any equity compensation program.
Neither the Award of this Option nor any shares of Stock issuable pursuant thereto shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.

10.	GENERAL
If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.
The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.
These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.
The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet's most recent annual report to its shareholders has been delivered to the Participant.
The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.
All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.

Exhibit 10.23(c)
AVNET, INC.
TERM SHEET FOR 2013 STOCK COMPENSATION AND INCENTIVE PLAN
PERFORMANCE STOCK UNIT AWARD
FISCAL 20__ - FISCAL 20__ PERFORMANCE PERIOD
Avnet, Inc. hereby grants to the Participant named below an award of performance stock units (the “Performance Stock Units” or “PSUs”) for the three-year Performance Period defined in the Standard Terms and Conditions, upon the terms and conditions set forth in this Term Sheet, the Avnet, Inc. 2013 Stock Compensation and Incentive Plan (the “Plan”), and the Standard Terms and Conditions for Performance Stock Units (the “Standard Terms and Conditions”) attached to this Term Sheet.
Name of Participant:
Grant Date:
Target Number of Shares:
Vesting Schedule:
The vesting conditions for the PSUs are set forth in the Standard Terms and Conditions.
By accepting this award, the Participant acknowledges that he or she has received and read, and agrees that these PSUs shall be subject to, the terms of the Plan, this Term Sheet and the attached Standard Terms and Conditions.

AVNET, INC.
By: _____________________ Kevin Moriarty Title: Senior Vice President & Chief Financial Officer

AVNET, INC.
2013 STOCK COMPENSATION AND INCENTIVE PLAN
STANDARD TERMS AND CONDITIONS FOR
PERFORMANCE STOCK UNITS
FISCAL 20__ - FISCAL 20__ PERFORMANCE PERIOD

These Standard Terms and Conditions for Performance Stock Units (the “Standard Terms and Conditions”) apply to any Performance Stock Units granted under the Avnet, Inc. 2013 Stock Compensation and Incentive Plan (the “Plan”) for the Fiscal 20__ through Fiscal 20__ Performance Period (as defined below) that are identified as performance stock units and evidenced by a Term Sheet or an action of the Administrator that refers to these Standard Terms and Conditions.

1.	TERMS OF PERFORMANCE STOCK UNITS
Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached Term Sheet performance stock units (the “Performance Stock Units” or “PSUs”), subject to the conditions set forth in the Term Sheet, these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the Term Sheet, the “Company” refers to Avnet and its subsidiaries.

2.	VESTING AND PERFORMANCE
The number of PSUs that become vested shall be determined based upon performance over a 3-year performance cycle, beginning as of _______, and ending on _______ (the “Performance Period”). Except as set forth elsewhere in these Standard Terms and Conditions, the vesting of the PSUs is subject to (a) the Participant remaining continuously employed by, or in the service of, the Company from the Grant Date through the last day of the 3-year Performance Period (as described in Section 3, below), and (b) Avnet achieving the Annual Relative Economic Profit Performance (“Annual Relative EP”) and Relative Total Shareholder Return Performance (“Relative TSR”) goals set forth below. For purposes hereof:

•
“Annual Relative EP” means, with respect to each fiscal year in the Performance Period, Avnet’s economic profit per dollar of average capital for such fiscal year as compared to the economic profit per dollar of average capital of the companies in the S&P Supercomposite Technology Distributors Index--Sub-Industry Index, excluding Avnet (see Exhibit A) (the “Distributors Index”).

•
“Economic profit” for a business means operating income after tax (assuming an effective tax rate of 35%), less a capital charge of 10% on the amount of capital invested in the business. For purposes hereof, “operating income” excludes certain items as determined by the Administrator, such as restructuring charges, asset writedowns, impairments, and financial impacts of accounting, tax, and regulatory changes, etc.

•
“Relative TSR” means the percentile rank (from 0%ile for the lowest to 100%ile for the highest) of Avnet’s Total Shareholder Return compared to the individual total shareholder return of each company in the S&P MidCap 400 Information Technology Index, including Avnet, over the 3-year Performance Period (the “Technology Index”).

•	“Total Shareholder Return” means, for each company in the Technology Index, the percentage calculated using the following formula:
Average stock price at end of period – average stock price at start of period + dividends
Average stock price at start of period
A company’s average stock price at the start of the relevant period shall equal its 30-trading day average immediately before and including the start day, and a company’s average stock price at the end of the relevant period shall equal its 30-trading day average immediately before and including the end day of the applicable period.
Performance Goals. The number of PSUs that become vested under this award (subject to satisfying the service conditions) shall equal the sum of (i) the Annual Relative EP portion, plus (ii) the Relative TSR portion, each as described below.

(i)
Annual Relative EP Portion. The Annual Relative EP portion equals one-third of the annual Earned EP Percentage (described below) for each fiscal year, multiplied by the Target Number of Shares set forth in the Term Sheet, multiplied by 50%. The calculation includes the following elements:

•	The annual Earned EP Percentage for each year shall be a percentage ranging from 0% to 200%, according to the following matrix:

Annual Relative EP	-10%	-5%	0%	+5%	+10%
Annual Earned EP Percentage	0%	50%	100%	150%	200%

•
If Avnet’s Annual Relative EP for a year is between two achievement levels set forth in the table above, the annual Earned EP Percentage for the fiscal year shall be determined by linear interpolation.

•	The Participant’s total Earned EP Percentage will be one-third of the annual Earned EP Percentages for each fiscal year, as follows:
Total Earned EP Percentage =    Fiscal 20__ Earned EP Percentage x 1/3 +
                    Fiscal 20__ Earned EP Percentage x 1/3 +
                    Fiscal 20__ Earned EP Percentage x 1/3

•	The Participant’s Annual Relative EP portion equals the Participant’s total Earned EP Percentage times the Target Number of Shares times 50%.

(ii)
Relative TSR Portion. The Relative TSR Portion equals the Earned TSR Percentage (described below) for the three-year Performance Period, multiplied by the Target Number of Shares set forth in the Term Sheet, multiplied by 50%. The Earned TSR Percentage shall be a percentage ranging from 0% to 200%, according to the following matrix:

Relative TSR (Percentile Rank)	<30%ile	30%ile	50%ile	75%ile+
Earned TSR Percentage	0%	50%	100%	200%
If Avnet’s actual Relative TSR percentile rank is between two achievement levels set forth in the table above, the Earned TSR Percentage shall be determined by linear interpolation.

(iii)
Administrator’s Determination. The Administrator shall determine the Earned EP Percentage, Earned TSR Percentage, and number of PSUs that become vested in its sole discretion; provided that if the Participant is a “covered employee” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the level of achievement shall be determined in a manner that satisfies the requirements under Section 162(m) of the Code for performance-based compensation and shall be evidenced by written certification of the Compensation Committee of Avnet’s Board of Directors.

Except as expressly provided otherwise in Sections 4 through 6 herein below, any PSUs that do not vest in accordance with the foregoing shall be forfeited without consideration.
Payout. Following the vesting of all or a portion of the PSUs, one share of Avnet common stock (“Stock”) shall be issuable for each PSU that vests (the “PSU Shares”). Thereafter, Avnet shall transfer such PSU Shares to the Participant. Such transfer shall occur as soon as practicable after the end of the 3-year Performance Period and satisfaction of all required tax withholding obligations, securities law registration and other requirements, and applicable stock exchange listing, and in any event no later than December 31st of the calendar year in which the 3-year Performance Period ends.
No fractional shares shall be issued with respect to vesting of PSUs.
The Participant shall not acquire or have any rights as a shareholder of Avnet by virtue of these Standard Terms and Conditions (or the Award evidenced thereby) until the PSU Shares issuable pursuant to this Award are actually issued and delivered to the Participant in accordance with the terms of the Plan and these Standard Terms and Conditions.

3.	TERMINATION OF EMPLOYMENT OR SERVICE
Except as provided below with respect to death, disability, Retirement, or Change in Control, if the Participant ceases to be employed by or in the service of the Company for any reason before the end of the 3-year Performance Period, the Participant shall immediately forfeit all of the PSUs without consideration.

4.	DEATH OR DISABILITY OF PARTICIPANT
If the Participant’s employment with or service to the Company terminates or ceases by reason of the Participant’s death or disability (as determined by the Administrator in its sole discretion), the Participant shall vest in a pro-rata share of the PSUs equal to the number of PSUs that would have become vested had the Participant remained continuously employed by, or provided services to, the Company through the end of the 3-year Performance Period (based on Avnet’s performance through the end of the 3-year Performance Period), multiplied by a fraction, the numerator of which is the number of full calendar quarters in the

Performance Period that have been completed as of the date of death or disability, and the denominator of which is 12. Unless the provisions of Section 5, below, apply, this Section 4 shall apply to a Participant who has not provided services to the Company for twelve consecutive months by reason of long-term disability leave. The number of PSU Shares payable (before application of the pro-ration rule set forth in this Section 4) and the timing of the transfer of such PSU Shares shall be determined in accordance with Section 2, above (without regard to the service requirement set forth therein). All non-vested PSUs shall be forfeited.

5.	RETIREMENT
If the Participant’s employment or service with the Company terminates by reason of Retirement (as defined herein), the Participant shall vest in the PSUs equal to the number of PSUs that would have become vested had the Participant remained continuously employed by the Company through the end of the 3-year Performance Period (based on Avnet’s relative performance through the end of the 3-year Performance Period). For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a non-competition agreement in a form acceptable to the Company.  The number of PSU Shares payable and the timing of the transfer of such PSU Shares shall be determined in accordance with Section 2, above (without regard to the service requirement set forth therein).  All non-vested PSUs shall be forfeited.

6.	CHANGE IN CONTROL
In the event of a Change in Control, the Participant shall immediately become fully vested in the Target Number of Shares set forth in the Term Sheet, and the Participant shall be entitled to receive one share of Stock for each such vested PSU. Such PSU Shares shall be transferred to the Participant upon the Change in Control; provided, however, that if a change described in Treas. Reg. § 1.409A-3(i)(5) has not occurred, the transfer shall occur at the time prescribed by Section 2, above (i.e., after the end of the 3-year Performance Period).

7.	TAXES
The Participant acknowledges that the delivery of PSU Shares will generally give rise to a withholding tax obligation, and that the issuance of shares of Stock hereunder is conditioned on timely satisfying such withholding obligation. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. For Participants residing in the United States, Canada, Germany and the United Kingdom, Avnet will issue “net shares,” meaning that shares will be withheld to cover the estimated withholding tax liability. Participants residing in other countries are subject to the laws of the appropriate tax jurisdiction.
These Standard Terms and Conditions shall be interpreted consistent with the intent to comply with, or be exempt from, the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, such that there are no adverse tax consequences, interest, or penalties as a result of any amount paid or payable as a result of the award of the PSUs. Any ambiguity or inconsistency in the provisions of these Standard Terms and Conditions shall be resolved consistent with such intent.

No provision of the Plan, the Term Sheet, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility of the Participant to pay any income, employment, excise, or other taxes attributable to a PSU.

8.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT
In addition to these Standard Terms and Conditions, the Performance Stock Units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.
The Term Sheet, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the PSUs. Any prior agreements, commitments or negotiations concerning the PSUs are superseded.

9.	RESTRICTIONS ON RESALES
The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued pursuant to the PSUs, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other holders of awards granted under the Plan, (c) requiring that you acknowledge and accept these Standard Terms and Conditions and the Term Sheet and (d) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

10.	COMPENSATION RECOUPMENT POLICY
This Award shall be subject to the terms and conditions of the Company’s compensation recoupment or clawback policy, as in effect and amended from time to time, including disgorgement or repayment to the extent required by such policy.

11.	NO ASSIGNMENT
Performance Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated until after the PSUs have vested and the corresponding shares of Stock have been issued, except to the limited extent permitted by the Plan and approved by the Administrator in its sole discretion.

12.	GENERAL
If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.
These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.
The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet’s most recent annual report to its shareholders has been delivered to the Participant.
Nothing in the Plan, the Term Sheet, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service or limit in any way the Company’s right to terminate the Participant’s employment or service at any time and for any reason. As this grant was made in the absolute discretion of management and the Administrator, receipt of this Award does not confer upon the Participant any right to future awards or participation in any equity compensation program.
Neither this Award nor any shares of Stock issuable hereunder shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, severance or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.
The Plan, the Term Sheet, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.
All questions arising under the Plan, the Term Sheet, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the Term Sheet, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.

EXHIBIT A

The S&P Supercomposite Technology Distributors Index Sub-Industry (excluding Avnet) currently consists of:

•	Agilysys, Inc.

•	Anixter International Inc.

•	Arrow Electronics, Inc.

•	Ingram Micro Inc.

•	Insight Enterprises, Inc.

•	ScanSource, Inc.

•	SYNNEX Corporation

•	Tech Data Corporation

Note that the companies that make up this index may be revised prior to vesting of the PSUs depending upon, among other items, mergers, acquisitions and failure to publicly provide financial information.

Exhibit 10.23(d)

AVNET, INC.
STANDARD TERMS AND CONDITIONS
FOR STOCK UNITS

These Standard Terms and Conditions for Incentive Stock Units (the “Standard Terms and Conditions”) apply to any restricted stock unit granted under the Avnet, Inc. 2013 Stock Compensation and Incentive Plan (the “Plan”) that are identified as incentive or restricted stock units.

1.	TERMS OF STOCK UNITS
Avnet, Inc. (“Avnet”) has granted to the Participant named in the attached award letter restricted stock units (the “Incentive Stock Units”) covering the number of shares of its common stock (the “Stock”) set forth in the award letter, subject to the conditions set forth in these Standard Terms and Conditions, and the Plan. For purposes of these Standard Terms and Conditions and the award letter, the “Company” refers to Avnet and its subsidiaries.

2.	VESTING AND PERFORMANCE
Subject to the provisions these Standard Terms and Conditions, 25% of the Incentive Stock Units will vest on the first business day of January in each of 20__ through 20__. Upon the vesting, one share of Stock shall be issuable for each Incentive Stock Unit that vests. Thereafter, Avnet shall transfer such Stock to the Participant. Such transfer shall occur during the Participant’s tax year in which vesting occurs, as soon as practicable after the satisfaction of all required tax withholding obligations, securities law registration and other requirements, and applicable stock exchange listing.
The Participant shall not acquire or have any rights as a shareholder of Avnet by virtue of these Standard Terms and Conditions (or the Award evidenced thereby) until the shares of Stock issuable pursuant to this Award are actually issued and delivered to the Participant in accordance with the terms of the Plan and these Standard Terms and Conditions.

3.	TERMINATION OF EMPLOYMENT OR SERVICE
Except as provided below with respect to death or Retirement (as such term is defined below), if the Participant ceases to be employed by, or ceases providing services to, the Company for any reason before the Incentive Stock Units have vested pursuant to Paragraph 2, the Participant shall immediately forfeit all of the Incentive Stock Units without consideration therefor. This Section 3 shall apply to a Participant who has not provided services to the Company for twelve consecutive months due to long-term disability leave.

4.	DEATH
If the Participant’s employment with the Company terminates by reason of the Participant’s death, the Incentive Stock Units shall become immediately and fully vested and payable, and one share of Stock shall be issued for each Incentive Stock Unit on a date determined by the Company, which date shall be no later than 90 days after the Participant’s death.

5.	RETIREMENT
If the Participant’s employment or service with the Company terminates by reason of Retirement, the Incentive Stock Unit shall continue to vest in accordance with the schedule prescribed by Paragraph 2 (subject to acceleration in the event of death (pursuant to Paragraph 4) or a Change in Control (pursuant to Paragraph 6)). One share of Stock shall be delivered with respect to each vested Incentive Stock Unit at the time prescribed by Paragraph 2, Paragraph 4 or Paragraph 6, as applicable. For purposes hereof, a cessation of employment will be treated as a “Retirement” if (and only if) (a) the cessation of employment occurs after (I) the Participant has attained at least age 55 and been credited with at least five years of service with the Company and (II) the combination of the Participant’s age plus years of service is no less than 65; and (b) the Participant has signed a non-competition agreement in a form acceptable to the Company.

6.	CHANGE IN CONTROL
In the event of a Change in Control (as such term is defined in the Plan), the Incentive Stock Units shall become immediately and fully vested and payable, and one share of Stock shall be issued for each Incentive Stock Unit no later than 10 days after the Change in Control.

7.	TAXES
The Participant acknowledges that Incentive Stock Units and shares of Stock provided under this Agreement are subject to income and employment tax withholding obligations and that, in some cases, withholding obligations will arise before shares are deliverable. The Participant shall make arrangements satisfactory to the Company for satisfying such withholding obligations. For Participants residing in the United States, Canada, Germany and the United Kingdom, Avnet will issue “net shares,” meaning that shares will be withheld to cover estimated withholding tax liability. Participants residing in other countries are subject to the laws of the appropriate tax jurisdiction. No provision of the Plan, the award letter, or these Standard Terms and Conditions shall be construed to transfer to the Company or any of its affiliates any responsibility of the Participant to pay any income, employment, excise, or other taxes attributable to an Incentive Stock Unit.

8.	THE PLAN; DEFINED TERMS; ENTIRE AGREEMENT
In addition to these Standard Terms and Conditions, the Incentive Stock Units shall be subject to the terms of the Plan, which are incorporated into these Standard Terms and Conditions by this reference. Capitalized terms not otherwise defined herein shall have the meaning set forth in the

Plan, and the rules of construction set forth in the Plan shall also apply to these Standard Terms and Conditions.
The award letter, these Standard Terms and Conditions, and the Plan constitute the entire understanding between the Participant and the Company regarding the Incentive Stock Units. Any prior agreements, commitments or negotiations concerning the Incentive Stock Units are superseded.

9.	RESTRICTIONS ON RESALES
The Company may impose such restrictions, conditions, and limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Stock issued pursuant to the Incentive Stock Units, including (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant and other holders of awards granted under the Plan, requiring that you acknowledge and accept these Standard Terms and Conditions and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

10.	SECTION 409A
These Standard Terms and Conditions shall be interpreted consistent with the intent to comply with, or be exempt from, the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), such that there are no adverse tax consequences, interest, or penalties as a result of any amount paid or payable as a result of the award of the Incentive Stock Units. Any ambiguity or inconsistency in the provisions of these Standard Terms and Conditions shall be resolved consistent with such intent.
If, as of the Participant’s “separation from service” within the meaning of Section 409A(a)(2)(A)(i) of the Code, as determined by the Company, the Participant is a “specified employee” (as determined by the Company in accordance with its guidelines established pursuant to Treas. Reg. § 1.409A-1(i)), any amount payable to the Participant upon such separation from service shall be subject to the six (6) month delay required by Section 409A(a)(2)(B)(i) of the Code; provided however, that such six (6) month delay shall not be required with respect to any payment for which the payment event is not such separation from service or with respect to any payment that is not subject to Section 409A by reason of the “short-term deferral” rule described in Treas. Reg. § 1.409A-1(b)(4) or otherwise.

11.	NO ASSIGNMENT
Incentive Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, exchanged, encumbered or otherwise alienated or hypothecated until the Incentive Stock Units have vested and the corresponding shares of Stock have been issued, except to the limited extent permitted by the Plan and approved by the Administrator in its sole discretion.

12.	GENERAL
If any provision of these Standard Terms and Conditions is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of these Standard Terms and Conditions shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.
The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of these Standard Terms and Conditions, nor shall they affect its meaning, construction, or effect.
These Standard Terms and Conditions shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.
The Participant acknowledges that a copy of the Plan, the Plan prospectus, and Avnet’s most recent annual report to its shareholders has been delivered or made available to the Participant.
Nothing in the Plan, the award letter, these Standard Terms and Conditions, or any other instrument executed pursuant to the Plan shall confer upon the Participant any right to continue in the Company’s employ or service or limit in any way the Company’s right to terminate the Participant’s employment or service at any time and for any reason. As this grant was made in the absolute discretion of management and the Administrator, receipt of this Award does not confer upon the Participant any right to future awards or participation in any equity compensation program.
Neither this Award nor any shares of Stock issuable hereunder shall be included in compensation for purposes of determining the amount payable to or on behalf of the Participant under any pension, savings, retirement, life insurance, severance, or other employee or director benefits arrangement of the Company, unless otherwise determined by the plan sponsor.
The Plan, the award letter, and these Standard Terms and Conditions shall be governed, construed, interpreted, and administered solely in accordance with the laws of the state of New York, without regard to principles of conflicts of law.
All questions arising under the Plan, the award letter, and these Standard Terms and Conditions shall be decided by the Administrator in its total and absolute discretion. It is expressly understood that the Administrator is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan, the award letter, and these Standard Terms and Conditions; all such determinations shall be binding upon the Participant.